TherapeuticsMD, Inc. 8-K

Exhibit 99.1

1 TXMD Overview June 2015 w w w . T h e r a p e u t i c s M D . c o m A Woman’s Health Company THER - 0060 V1 6/15

2 2 This presentation by TherapeuticsMD, Inc. (referred to as “we” and “our”) may contain forward - looking statements. Forward - looking statements may include, but are not limited to, statements relating to our objectives, plans and strategies as well as statem ent s, other than historical facts, that address activities, events or developments that we intend, expect, project, believe or anticipate wi ll or may occur in the future. These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “sh ould,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions and are based on ass umptions and assessments made in light of our managerial experience and perception of historical trends, current conditions, expected futu re developments and other factors we believe to be appropriate. Forward - looking statements in this presentation are made as of the date of this presentation, and we undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward - looking statements are n ot guarantees of future performance and are subject to risks and uncertainties, many of which may be outside of our control . Important factors that could cause actual results, developments and business decisions to differ materially from forward - looking statements are described in the sections titled “Risk Factors” in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q, as well our current reports on Form 8 - K, and include the following: our ability to maintain or increase sales of our products; our ability to develop, protect and defend our intellectual property ; our ability to develop and commercialize our hormone therapy drug candidates and obtain additional financing necessary therefor; the length, co st and uncertain results of our clinical trials; potential adverse side effects or other safety risks that could preclude the ap pro val of our hormone therapy drug candidates; our reliance on third parties to conduct our clinical trials, research and development and manufacturing; the availability of reimbursement from government authorities and health insurance companies for our products; th e impact of product liability lawsuits; the influence of extensive and costly government regulation; the volatility of the trad ing price of our common stock; and the concentration of power in our stock ownership. PDF copies of press releases and financial tables can be viewed and downloaded at our website : http://www.therapeuticsmd.com/pressreleases.aspx. Forward - Looking Statements

3 3 TherapeuticsMD (TXMD) Innovative women’s health company exclusively focused on developing and commercializing products for women throughout their life cycles Drug candidate portfolio is built on patented SYMBODA ™ technology, developed to enable new bio - identical hormone combinations, forms and administration routes

4 • Two phase 3 products • Transdermal portfolio in development • Billion dollar markets • Unpartnered with worldwide rights TXMD: Long - Term Growth Opportunity DIVERSE PRODUCT PORTFOLIO TWO PHASE 3 PRODUCTS • Billion - dollar markets • Unpartnered with worldwide rights EFFICIENT FUNDING • No debt • $180M raised publicly to date SYMBODA TM TECHNOLOGY • Unique technology • 94 patents pending • 11 patents granted • Pipeline of 8 novel products UNIQUE MARKETS • Large demographics • Strong demand for innovation • Expedited development path WOMEN’S HEALTH EXPERTISE • Experienced clinical team • Existing commercial infrastructure • Established customer relationships (OB/GYNs)

5 5 Pipeline Targets Large Markets 1) PHAST Prescription Monthly by Source Healthcare Analytics.as of 5/15 2) PHAST by Symphony Health Solutions, full year 2014 3) Pinkerton, J.V. 2015. Menopause, Vol.22, No.9, pp 0 - 11 4) Estimated U.S. sales, based on half estradiol patch sales 5) PHAST by Symphony Health Solutions as of 10/14 6 ) In July 2014 we temporarily suspended enrollment in the Spry Trial and, in October we temporarily stopped it in order to update the Phase 3 protocol based on discussions with the FDA. We intend to update the Phase 3 protocol to, among other things, target only those women with secondary amenorrhea due to polycystic ovarian syndrome and t o amend the primary endpoint of the trial. Pre - Clinical Phase 1 Phase 2 Phase 3 U.S. Market Opp. Combination: 17 ß Estradiol + Progesterone TX - 001HR Replenish Trial initiated Q3 ‘13 $ 2,100M 2 ,3 17 ß Estradiol in VagiCap ™ TX - 004HR Rejoice Trial initiated Q3 ‘14 $1,449M 1 Oral Progesterone TX - 002HR TXMD Temporarily stopped trial 6 $400M P Transdermal TX - 005HR E + P Transdermal TX - 006HR $346M 4 $67M 5

TXMD SYMBODA™ Technology Resolves Current Market Chemistry and Formulation Challenges

Current Market Challenge

Chemistry

Estrace® *17β-estradiol*

- Hydrophobic
- Crystalline
- Small amounts
- Low doses 0.5-1 mg
- Low oral bioavailability



OH
17
HO
17β-estradiol

Prometrium® *progesterone*

- Large molecule
- High doses 100-200 mg
- Micronized
- Suspended in peanut oil
- 100% inter-/intra-subject variability
- Hydrophobic
- ~7% oral bioavailability



CH_3
C=O
H_3C
H_3C
O

Progesterone

Formulation



- One capsule
- 100x more progesterone than estradiol
- Bioequivalence to both RLDs
- Content uniformity
- Stability
- Improved bioavailability
- Consistent product characterization
- Prevent recrystallization in presence of moisture

TXMD Solution



- **Lipid solubilized mixture of the two APIs**
- **Medium chain fatty acids**
- **C6 – C12**
- **Continuous estradiol solubilization**
- **Safety & efficacy in Phase 3**

6
All trademarks are the property of their respective owners
TherapeuticsMD®

7 7 TX - 004HR VVA Program

Overview – Vulvar and Vaginal Atrophy (VVA)

- Diagnosed in approximately 50% of postmenopausal women[1]
- Most bothersome symptoms include: dyspareunia, dryness, itching, irritation, dysuria, bleeding with sexual activity[1]
- FDA guidance for efficacy requirements:
  - Statistical increase in superficial cells
  - Statistical decrease in parabasal cells
  - Changes in vaginal pH
  - Statistical reduction in most bothersome symptom

Healthy Vaginal Tissue



	Healthy Vaginal Tissue
Superficial cells:	>15%
Intermediate cells:	80%
Parabasal cells:	< 5%

Atrophic Vaginal Tissue



	Atrophic Vaginal Tissue
Superficial cells:	<5%
Intermediate cells:	60%
Parabasal cells:	>30%

8

1) Kingsberg, Sheryl A., et al. "Vulvar and Vaginal Atrophy in Postmenopausal Women: Findings from the REVIVE (REal Women's Views of Treatment Options for Menopausal Vaginal ChangEs) Survey." International Society for Sexual Medicine 2013, no. 10, 1790-1799.

TherapeuticsMD®

9 9 VVA Market – Established and Growing Product 2 Compound TRx 1 12 Month Rolling U.S. Sales ($M) 1 12 Month Rolling WAC Price 3 Premarin ® Cream Equine vaginal estrogen 1,780,516 $489 $263.52 Vagifem ® Tablets Vaginal e stradiol 1,894,045 $428 $306.00* Estrace ® Cream Vaginal estradiol 1,756,494 $376 $240.05 Osphena ® Tablets Oral SERM 261,251 $61 $158.00 Estring ® Vaginal estradiol ring 337,277 $95 $283.66 Total 3 6,029,583 $1,449 1) PHAST Prescription Monthly by Symphony Health Solutions as of 5/15 2) Femring data was excluded due to VMS indication 3) Medi - Span Price Rx Basic as of 6/10/15 * for 18 tablets ($136.00 WAC for 8 tablets) 4) GlobalData July 2013 report GDHC54PIDR All trade ma rks are the property of their respective owners • U.S. sales more than doubled since 2008 • Global market expected to be $2.1 billion in 2022 4 • Currently no generic competition

10 10 VVA Market Dynamics – Untapped Market 40 % of women with VVA symptoms are currently utilizing treatment ( 12.8 million): • OTC only: (non - estrogenic) 29% (9.3 Million) • Rx only: 7% (2.2 Million) • Both Rx and OTC: 4% (1.3 Million) 32 million U.S. women currently experiencing VVA symptoms Wysocki , S et al, Management of Vaginal Atrophy: Implications from the REVIVE Survey . Clinical Medicine Insights: Reproductive Health 2014:8 23 - 30 doi:10.4137/CMRH.S14498

11 11 Perceived Challenges in Dyspareunia Treatment Consumer Perspective Provider Perspective • Exposure to estrogen/estradiol • R eluctance to discuss symptoms with provider • Lack of knowledge regarding treatment options • Messiness of creams , re - washable applicator • Drug placement issues • Interferes with daily routine, can’t apply in the morning • Affects sex life • Residue and/or vaginal discharge • Questions about effectiveness • Cream’s messiness creates callbacks and repeat visits • Lack of patient compliance due to messiness • Lack of time to counsel • Dissatisfaction with currently available treatments • Desire for variety of doses

Creams vs. Tablets

One-year treatment persistence with local estrogen in women diagnosed as having vaginal atrophy[1]

- Vaginal tablets (Vagifem®) were associated with greater persistence of use in the treatment of VVA compared to estrogen creams
- During 12-month period, 86.2% to 89.4% of cream users discontinued after the first prescription compared with 57.8% of tablet users (P<0.0001)
- Treatment duration was 103.4 days for tablet users compared to 44.6-48.1 days for cream users (P<0.0001)
- Tablet users had a lower risk for discontinuation compared to cream users (P<0.0001)
- Tablets attributed to less messiness, fixed dosing and convenience

1) Portman, D, et al. One Year Treatment Persistence with Local Estrogen Therapy in Postmenopausal Women Diagnosed as Having Vaginal Atrophy. *Menopause: The Journal of The North American Menopause Society* Vol. 22, No. 11,. Published online ahead of print May 4, 2015

Vagifem is a registered trademark of Novo Nordisk A/S/Corp.

12

TherapeuticsMD®

13 Phase 2 showed patient satisfaction; 97% said “easy to use” Improved user e xperience Phase 1 data with 10 mcg and 25 mcg suggest lower systemic absorption Lower systemic e xposure Phase 3 evaluating broad range of doses, including 4, 10 and 25 mcg New lower e ffective d ose Phase 2 d emonstrated efficacy in 14 days Faster onset of action TX - 004HR – Target Product Profile Target Product Profile being evaluated in ongoing Phase 3 Rejoice Trial Target Goals Preliminary Supportive Data

14 14 TX - 004HR vs. Vagifem ® Phase 1 Single Dose PK Studies N=36 N=36 Key Findings • Tmax ~2 hours with TX - 004HR and ~ 8 hours with Vagifem • Systemic absorption AUC (0 - 24 hours ) is 2 - to 3 - fold lower with TX - 004HR relative to Vagifem 0 6 12 18 24 0 10 20 30 40 Study 499 - 10 mcg time after dosing (hrs) m e a n p l a s m a c o n c e n t r a t i o n ( p g / m L ) Vagifem VagiCap 0 6 12 18 24 0 10 20 30 40 Study 500 - 25 mcg time after dosing (hrs) m e a n p l a s m a c o n c e n t r a t i o n ( p g / m L ) Vagifem VagiCap Vagifem is a registered trademark of Novo Nordisk A/S Corp.

TX-004HR Phase 2 Study
Double-blind and Controlled

Study Design

- 48 postmenopausal women with VVA (24 active, 24 placebo)
- Randomized 1:1 to 10 mcg; 1x daily for 2-week period
- Endpoints measured at 2 weeks; same endpoints to be measured in Phase 3 at 12 weeks

Co-primary Endpoint Results

- Increase in superficial cells 35% treatment vs. 4% placebo ($p=0.0002$)[1]
- Decrease in parabasal cells 54% treatment vs. 4% placebo ($p<0.0001$)[1]
- Decrease in vaginal pH -0.97 units for treatment vs. -0.34 units for placebo ($p=0.0002$)[1]
- Numerical reduction of most bothersome symptoms[1]

Secondary Endpoint Results

- Improved patient satisfaction, 97% said easy to use[2]
- Reduction in atrophic effects on epithelial integrity and vaginal secretions[3]

15

1) Pickar, J.H. et al, Pilot and Pharmacokinetic Studies of Solubilized Estradiol Administered Vaginally in a Softgel Capsule. Menopause. 2014; Vol.23, No.12, 5-6, 1328.
2) Kingsberg, Sheryl "Patient Experience with Solubilized Estradiol Given Vaginally in a Novel Softgel Capsule (VagiCap™) presented 2015 Annual Meeting ISSWSH, Feb 20, 2015.
3) Constantine, G.D., "Vaginal Physical Examination Correlates with Vaginal Epithelial Cells and pH and Can Be Used to Assess Therapeutic Efficacy," FRI-126, ENDO2015.org, Endocrine Society Meeting and Expo Guide, p. 229.

TherapeuticsMD®

16 TX - 004HR Phase 2 Study: Patient Experience Secondary Endpoint • 97% reported “easy to use” • 96% reported the TX - 004HR softgel ( VagiCap ™ ) was “easy to insert” • 94% reported “convenient to use” • 0% experienced expulsion of capsule • 8% were “dissatisfied”; >60% “very satisfied” • 63% reported quality of life was “somewhat better” to “much better” after only 14 days of use The satisfaction and quality of life questions were not defined and therefor open to patient interpretation 1) ISSWSH annual meeting February 2015. Austin, TX. 2) European Menopause & Andropause Society (EMAS) annual meeting May 2015. Madrid, Spain . Patient Experience Survey Results Summary 1,2

TX-004HR Phase 3 Trial Timelines & Milestones



1st Subject Screened
Q3 2014
Q4 2014
1st Subject Randomized
Last Subject Enrolled
Q2 2015
Q3 2015
Last Subject Last Visit**
Last Patient Out*
(Endometrial biopsy rate limiting)
Q4 2015
Database Lock
Q4 2015
Topline Data

Last Patient Out Details*

- Last subject last visit scheduled for Sept 2015
- Endometrial biopsy (EB) – 3 independent pathologists must read
- If insufficient tissue, repeat EB
- If no tissue on repeat biopsy – ultrasound assessment
- If endometrium >4 mm, then D&C hysteroscopy with specimens sent to all three pathologists

Rejoice TRIAL

** A telephone interview is conducted at Week 14 (15 days after the last dose of IP as per study protocol

17

TherapeuticsMD®

18 18 Rejoice Trial Co - primary Endpoints • FDA required co - primary endpoints for proposed indication (from baseline to week 12 versus placebo) 1 “Treatment of moderate to severe dyspareunia as a symptom of VVA due to menopause” – Statistically significant increase in the percentage of vaginal superficial cells – Statistically significant decrease in the percentage of vaginal parabasal cells – Statistically significant change in vaginal pH from basic to acidic – Statistically significant reduction in the severity of dyspareunia • Each arm (4 mcg, 10 mcg, and 25 mcg) tested against each co - primary endpoint 1) The FDA has noted that a single, large, well - controlled clinical trial to support safety and efficacy should be sufficient to submit an NDA for TX - 004HR for the proposed indication and that to support the indication in a single trial, evidence of efficacy for a given dose would need to show sta tis tical significance of at least a .01 level.

Phase 3 – TX-004HR Vaginal Estradiol



	Q1 '15	Q2 '15	Q3 '15	Q4 '15	Q1 '16	Q2 '16	Q3 '16	Q4 '16	Q1 '17
TX-004HR Estradiol VVA VagiCap		Enroll Cmpltd		Data Read					
				NDA Prep/ Filing/PDUFA					
	Phase 3								

Rejoice TRIAL

- **Trial: 12 weeks, Sites: ~100**
- **Subjects: ~700 fully enrolled as of June 2015**
  - 3 active arms: 4 mcg, 10 mcg, 25 mcg (~175 per arm)
  - 175 placebo
- **Co-Primary Endpoints[1]**
  - Statistically significant increase in the % of vaginal superficial cells
  - Statistically significant decrease in the percentage of vaginal parabasal cells
  - Statistically significant change in vaginal pH from basic to acidic
  - Statistically significant reduction in the severity of dyspareunia
- **Additional Endpoints**
  - PK measures Days 1,14, 84
  - FSFI (Female Sexual Function Index), acceptability survey

19

1) The FDA has noted that a single, large, well-controlled clinical trial to support safety and efficacy should be sufficient to submit an NDA for TX-004HR for the proposed indication and that to support the indication in a single trial, evidence of efficacy for a given dose would need to show statistical significance of at least a .01 level.

TherapeuticsMD®

20 20 Growing Opportunity for Hormone Therapy U.S. Census 2010

21 21 TX - 001HR Combination Program

22 22 Menopause Overview Menopause is defined as the final menstrual period and is typically confirmed after an otherwise healthy woman has not had a period for 12 consecutive months. • Hot flashes are due to lower e strogen levels • Estrogen is given to reduce hot flashes • Estrogen causes the uterus to thicken (hyperplasia) • Progesterone is given to non - hysterectomized women to prevent thickening of the uterus

FDA Approved Hormone Therapy Market Size

FDA-Approved Product		U.S. Sales (est.)	Company
17β Estradiol + NETA / DSP Activella® / FemHRT® / Angeliq®	Non bio-identical progestins	$ 42M[1]	
Generic 17β + Progestins	Non bio-identical progestins	$ 216M[1]	
Premarin + MPA Prempro® / Premphase®	Non bio-identical CEE + progestin	$ 336M[1]	
Premarin + SERM Duavee®	Non bio-identical CEE + SERM	$ 6M[1]	
Paroxetine Brisdelle®	SSRI non-hormonal	$ 20M	
Total FDA-Approved Oral Combination Sales		$ 600M	

23

1) PHAST by Symphony Health Solutions full year 2014

All trademarks are the property of their respective owners.

TherapeuticsMD®

24 24 FDA - approved No Bio - identical combinations Untested Compounded Bio - identical E2 / Progesterone Hormone Therapy Market = Two Markets $600M 1 $1,500M 2 Total Combination E+P Market (in $ billions) 1) PHAST by Symphony Health Solutions, full year 2014 2) Pinkerton , J.V. 2015. Menopause, Vol.22, No.9, pp 0 - 11 $2.1 billion =

Number of U.S. Women Using **Non-FDA-Approved** Compounded HT

Pinkerton, J.V. Compounded bio-identical hormone therapy: identifying use trends and knowledge gaps among U.S. women. *Menopause* Vol.22, No.9, 2015.

Pinkerton, J.V. Menopause Hormone Therapy (MHT) Usage: FDA-Approved MHT has decreased while Compounded non-FDA-approved MHT has increased, ENDO, 2015.

Archer, D.F., et al. Prevalence of Use and Cost of Compounded Menopausal Hormone Therapy (CMHT) 2015 ACOG, presentation, May, 2015.

1-2.5M U.S. women using custom-compounded menopausal hormone therapy

26-33M Annual custom-compounded prescriptions

$49 Average monthly cash cost



$1-2B

25

TX-001HR – Target Product Profile

Target Goals	Preliminary Supportive Data
Meet patient demand for bio-identical hormones	Potential for FDA-approved first natural estradiol plus natural progesterone combination pill
New lower effective dose	Broad range of doses being evaluated in Phase 3
Labeling differentiation	Bio-identical terminology as both hormones similar to those produced by the ovary
Leverage data on natural progesterone and 17β estradiol	Inclusion of Progesterone/E2 differences data via label negotiation

Target Product Profile being evaluated in ongoing Phase 3 Replenish Trial

26

TherapeuticsMD®

Evidence Supports Bio-identical Progesterone

Favorable Clinical Profile Compared to Synthetic Progestins

Favorable CNS profile	Freeman E, et al
Favorable breast profile	E3N-EPIC
Favorable cardiovascular profile	PEPI, ELITE
Favorable lipid profile	PEPI
Adequate endometrial protection	PEPI
Low incidence of bleeding	Lorrain, et al.

Freeman E, Rickels K, Sondheimer S J. et al. A double-blind trial of oral progesterone, alprazolam and placebo in treatment of severe premenstrual syndrome. JAMA. 1995;274:51–57
Fournier A, Berrino F, Clavel-Chapelon F. Unequal risks for breast cancer associated with different hormone replacement therapies: results from the E3N cohort study. Breast Cancer Res Treat. 2008;107:103–111
Lorrain J, Lalumiere L G, Caron P. The effects of oral micronized progesterone on bleeding patterns, endometrial histology and bone density in postmenopausal women on hormone replacement therapy. Int J Gynaecol Obstet. 1994;46:77–79.
The Writing Group for the PEPI Trial . Effects of hormone replacement therapy on endometrial histology in postmenopausal woman. The postmenopausal estrogen/progestin interventions (PEPI) trial. JAMA. 1996;275:370–375
Writing Group for the PEPI Trial . Effects of estrogen or estrogen/progestin regimes on heart disease. Risks factors in postmenopausal women. JAMA. 1995;273:199–208.
Hodis HN, et al "Testing the menopausal hormone therapy timing hypothesis: The early versus late intervention trial with estradiol" AHA 2014; Abstract 13283.

27

TherapeuticsMD®

Potential Advantages of Natural Estradiol

"CEEs (Premarin) were associated with a higher incidence of venous thrombosis and myocardial infarction than estradiol."[1]

— *Journal of the American Medical Association,* September 2013

"Oral estradiol may be associated with a lower risk of stroke … compared with conventional-dose oral CEE."[2]

— *Menopause,* September 2014

The ELITE trial demonstrated that estradiol is cardioprotective when given during the early postmenopausal years.[3]

— *Circulation,* November 2014

Cochrane meta analysis demonstrated that estradiol is cardioprotective and reduced overall mortality when given 10 years before the onset of menopause.[4]

— Cochrane Collaboration, 2015

28

1) Smith *et al.* Lower Risk of Cardiovascular Events in Postmenopausal Women Taking Oral Estradiol Compared with Oral Conjugated Equine Estrogens (CEE)
2) Shufelt *et al.* Hormone Therapy Dose, Formulation, Route of Delivery, and Risk of Cardiovascular Events in Women: Findings from the Women's Health Initiative Observational Study
3) Abstract: 13283: Testing the Menopausal Hormone Therapy Timing Hypothesis: The Early versus Late Intervention Trial with Estradiol ;HN Hodis, et al.1 Circulation. 2014; 130:A13283
4) Cochrane Collaboration; HT for preventing cardiovascular disease in postmenopausal women; Boardman HMP, **et al., 2015**

TherapeuticsMD®

29 29 Drug Quality and Security Act (DQSA) • Spurred by public health scares, DQSA establishes clear FDA oversight of compounding pharmacies • Prohibits compounding of essential copies of an FDA - approved and marketed drug except in limited circumstances such as drug shortages • Recent FDA enforcement actions related to essential copies • DQSA anticipated to have significant impact on market post - approval of first combination drug • TXMD would look to distribute through compounding pharmacies once approved

30 30 30 Phase 3 – TX - 001HR (Estradiol + Progesterone) • Designed to enroll 1,750 subjects at ~100 U.S. sites • Four active arms ( N=400/arm) • Estradiol 1 mg/Progesterone 100 mg • Estradiol 0.5 mg/Progesterone 100 mg • Estradiol 0.5 mg/Progesterone 50 mg • Estradiol 0.25 mg/Progesterone 50 mg • Placebo arm (N=150) • 12 - month study with 12 - week VMS substudy endpoints : • Vasomotor substudy : number and severity of hot flashes (4 weeks and 12 weeks) • Endometrial safety: incidence of endometrial hyperplasia (12 months) 2015E 2016E 2017E 2018E Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 TX-001HR Combination 17 β E stradiol + Progesterone Phase 3 Vasomotor & Endometrial Safety NDA Prep/Filing/ PDUFA

31 31 Transdermal Programs

32 32 Why Transdermal? • Transdermal delivery perceived safer due to a lower first - pass effect • No FDA - approved transdermal progesterone • New TXMD PK data suggest leveraging solubilized progesterone, show elevated and sustained transdermal levels • Leveraging this technology creates an opportunity for new progesterone IP, products and novel dosage forms

33 33 E+P Topical PK Results New Formulation PK Data Suggest Sustained 8 - hour Duration 0.00 1.00 2.00 3.00 4.00 5.00 6.00 0 1 2 3 4 5 6 7 8 pg/ml hrs Log Mean Corrected Progesterone PK (Capillary/Saliva) Log Mean Corrected Capillary Progesterone Log Mean Corrected Saliva Progesterone 0.00 0.50 1.00 1.50 2.00 2.50 3.00 0 1 2 3 4 5 6 7 8 pg/ml hrs Log Mean Corrected Estradiol PK (Capillary/Saliva) Log Mean Corrected Capillary Estradiol Log Mean Corrected Saliva Estradiol • Levels in the saliva and capillary samples are higher than in the serum, where it was not detectable • C onsistent with published article from Du and Stanczyk 2013 ¹ 1) Du, Joanna Y. et al; Menopause , 2013, Vol.20, No.11, pp 1 - 7.

Proof Of Concept Efficacy Study


Progesterone or Placebo Cream
Estradiol
Ovx'd
Days 1 2 3 4 5 6 7 8


Progesterone Levels
ng prog/mL(g) sample
100
80
60
40
20
0
Placebo Cream
Prog SC
Prog Cream
Plasma
Salivary Gland
Uterus


Uterine Weights
Uterine Weight (g)
0.5
0.4
0.3
0.2
0.1
0.0
*
Placebo Cream
Prog SC
Prog Cream

Mean ± SEM; n=8
* p=0.02 vs. Placebo Cream


Luminal Epithelial Cell Height
cell height (µm)
60
40
20
0
****
****
Placebo Cream
Prog SC
Prog Cream

Mean ± SEM; n=8
**** $p<0.0001$ vs. Placebo Cream

34
TherapeuticsMD®

35 35 Product (Combination E+P) TRx (1)(2) U.S. Sales (est.) (1)(2) Company Estradiol/Levonorgestrel ( Climara Pro®) 129,755 $ 22.5M Estradiol/Norethindrone Acet ( CombiPatch ®) 408,598 $ 44.0M Total Combination Transdermal Sales 538,353 $ 66.5 M Transdermal Market Opportunity Product (Estradiol Only) TRx (1)(2) U.S. Sales (est.) (1)(2) Company Estradiol (Patch, Gel, Spray) ( Alora ®, Climara ®, Estraderm®, Menostar ®, Vivelle ®, Vivelle - Dot®, Minivelle ®; Divigel ®, Elestrin ®, Estrogel ®; Evamist ®) 5,762,725 $ 692 M Total Estradiol Transdermal Sales 5,762,725 $ 692 M 17 1) PHAST by Symphony Health Solutions as of 10/14 2) Based on last twelve months sales through September 30, 2014 All trademarks are property of their respective owners

36 36 Intellectual Property Update

37 Growing Patent Portfolio Filed Provisional Non - Provisional Issued U.S. 46 14 21 11 Ex - U.S. 59 • Seven new patents issued in 2015 strengthening competitive barriers to entry and building on layered coverage strategies • Others issued: • Field spanning estradiol and progesterone pharmaceutical compositions and methods • OPERA reporting and analysis software patent • Layered patent strategies • Field spanning pharmaceutical compositions and methods by family of estradiol and progesterone alone and in combination • Siloed strategy for each product 37

38 Worldwide Patent Filings* *Not all patent filings filed in all jurisdictions . Strong IP Portfolio with 59 Patents Pending in 12 Jurisdictions Outside the United States

39 39 Investment Rationale • Worldwide commercial rights for multiple hormone therapy products in Phase 3 and earlier stages: • Well - known chemical entities with established safety and efficacy thresholds; 505(b)(2) • Unique, large, and growing markets with favorable competitive dynamics (DQSA) • Additional early stage pipeline candidates • Strong IP portfolio with 59 patents pending in 12 foreign jurisdictions • Growing U.S. commercial business marketing prescription and OTC prenatal vitamins • Customer base of OB/GYNs and other women’s health specialists • Recognized by Deloitte Technology Fast 500 as 41 st in North America • Experienced management team with proven development and commercial success in women’s health

Key Milestones

2Q 15
- ACOG oral & poster compounded surveys
- EMAS meeting symposium
- Complete Rejoice Trial enrollment

3Q 15
- Phase 3 Rejoice Trial last patient last visit

4Q 15
- Report Phase 3 Rejoice Trial topline results
- NAMS meeting
- Complete Replenish Trial enrollment

1H 16
- Dermal progesterone Phase 1 results
- Dermal progesterone Phase 2 results

2H 16
- Report Phase 3 Replenish Trial topline results

40
TherapeuticsMD®

41 TXMD: Financial Snapshot Listing Exchange NYSE MKT Shares outstanding 173 million (as of May 4, 2015) Cash $91.7 million (as of March 31, 2015) Debt $ 0 million

42 Thank You w w w . T h e r a p e u t i c s M D . c o m A Women’s Health Company